COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Disclosure Of Commitments And Contingent Liability Abstract
COMMITMENTS AND CONTINGENCIES
25.	COMMITMENTS AND CONTINGENCIES

(a)	Capital Commitments

The Group has capital commitments authorised and contracted for of US$nil as at December 31, 2024 (2023: US$39,900).

(b)	Leasing Commitments

The Group’s leasing commitments are shown in Note 24.

(c)	Bank Security

The Credit Agreement for the senior secured term loan is secured by substantially all of our property and assets, including our equity interests in our subsidiaries, refer to Note 23.

During 2023, the sale and leaseback liability matured as the lease came to an end and was not renewed, as a result, the bank charge against the equipment for which the borrowings pertained did not exist as at December 31, 2023.

(d)	Group Company Guarantees

Pursuant to the provisions of Section 357, Companies Act, 2014, the Company has guaranteed the liabilities of Trinity Biotech Manufacturing Limited, Trinity Research Limited and Trinity Biotech Financial Services Limited subsidiary undertakings in the Republic of Ireland, for the financial year to December 31, 2024 and, as a result, these subsidiary undertakings have been exempted from the filing provisions of Section 357, Companies Act, 2014. Where the Company enters into these guarantees of the indebtedness of other companies within its Group, the Company considers these to be insurance arrangements and accounts for them as such. The Company treats the guarantee contract as a contingent liability until such time as it becomes probable that the Company will be required to make a payment under the guarantee. The Company does not enter into financial guarantees with third parties.

(e)	Government Grant Contingencies

The Group has received training and employment grant income from Irish development agencies. Subject to existence of certain conditions specified in the grant agreements, this income may become repayable. No such conditions existed as at December 31, 2024. However, if the income were to become repayable, the maximum amounts repayable as at December 31, 2024 would amount to US$3,313,000 (2023: US$3,410,000).

(f)	Contingency relating to the sale of Fitzgerald Industries

On April 27, 2023 the Company announced it had closed the sale of Fitzgerald Industries (“Fitzgerald”) to Biosynth for cash proceeds of approximately US$30 million subject to customary adjustments. In a telephone call conducted in March 2024, a representative of Biosynth alleged a breach of certain of the warranties set out in the Share Purchase Agreement for the sale of Fitzgerald. Following negotiations, a settlement agreement was finalised prior to December 31, 2024 and subsequently signed in January 2025. Under the terms of the settlement, the Company agreed to pay Biosynth US$150,000 in full and final settlement of all post-completion claims. Accordingly, a provision of US$150,000 has been recorded in the consolidated financial statements as at December 31, 2024, see Note 22. In addition, outstanding receivables of US$423,000 from Biosynth relating to completion account adjustments were written off as unrecoverable under the terms of the settlement. The settlement fully resolves all disputes related to the sale of Fitzgerald Industries, and no further liabilities are expected to arise.

(g)	Contingent considerations relating to business combinations

As part of the acquisition of the CGM assets of Waveform Technologies, Inc., the Company may pay up to US$20 million in contingent consideration based on share price, trading volume, and commercial milestones. The fair value of this contingent consideration is US$6.8 million as of December 31, 2024. Refer to Note 29 for further details.

As part of the acquisition of EpiCapture Limited (see Note 29), contingent consideration of up to US$0.5 million may become payable based on cumulative revenue targets. The fair value of this contingent consideration is US$0.4 million as of December 31, 2024. Refer to Note 29 for further details.

(h)	Other Contingencies

The Company has other contingencies primarily relating to claims and legal proceedings, onerous contracts, product warranties and employee related provisions. The status of each significant claim and legal proceeding in which the Company is involved is reviewed by management on a periodic basis and the Group’s potential financial exposure is assessed. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, a liability is recognised for the estimated loss. Because of the uncertainties inherent in such matters, the related provisions are based on the best information available at the time; the issues taken into account by management and factored into the assessment of legal contingencies include, as applicable, the status of settlement negotiations, interpretations of contractual obligations, prior experience with similar contingencies/claims, and advice obtained from legal counsel and other third parties. The Group expects the majority of these provisions will be utilised within one to three years of the balance sheet date; however due to the nature of the legal provisions there is a level of uncertainty in the timing of settlement as the Group generally cannot determine the extent and duration of the legal process.